UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 10, 2026 (September 3, 2026)

Mobileye Global Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41541	88-0666433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

c/o Mobileye B.V.

Har Hotzvim, 1 Shlomo Momo HaLevi Street

Jerusalem 9777015, Israel

(Address of principal executive offices and zip code)

+972-2-541-7333

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	MBLY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 3, 2026, the Board of Directors (the “Board”) of Mobileye Global Inc. (the “Company”) determined that, in light of the scope of his existing responsibilities, Yaacov “Kobi” Ohayon, the Company’s Chief Operating Officer, shall be designated as the Company’s principal operating officer. The Board also designated Mr. Ohayon as an executive officer of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

Mr. Ohayon, age 51, has served as Chief Operating Officer of the Mobileye organization since 2020. Mr. Ohayon has been employed in various roles by the Company and its subsidiaries since 2017, and his responsibilities as Chief Operating Officer have expanded over time. The Board’s determination recognizes the scope of Mr. Ohayon’s existing responsibilities and does not reflect a change in his duties or responsibilities or employment status with the Company or any of its subsidiaries.

Mr. Ohayon’s existing compensation arrangements were not modified in connection with the Board’s determination.

Mr. Ohayon has entered into the Company’s standard form of officers’ indemnification, pursuant to which the Company agrees to indemnify its officers to the fullest extent permitted by applicable law and subject to certain conditions to advance expenses in connection with proceedings as described in the indemnification agreement.

There are no family relationships between Mr. Ohayon and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K. Mr. Ohayon is not a party to any transaction with the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mobileye Global Inc.

Date: September 10, 2026	By:	/s/ Prof. Amnon Shashua
Prof. Amnon Shashua
President and Chief Executive Officer